FORM 8-K

              SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549


                        CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                    DATE OF REPORT:  FEBRUARY 20, 1997
                     (Date of earliest event reported)



                  KIMBERLY-CLARK CORPORATION
    (Exact name of registrant as specified in its charter)

        DELAWARE                    1-225                39-0394230
  (State or other jurisdiction   (Commission File     (IRS Employer
     of incorporation)                Number)        Identification No.)


                P.O. BOX 619100, DALLAS, TEXAS            75261-9100
        (Address of principal executive offices)            (Zip Code)

                              (972) 281-1200
    (Registrant's telephone number, including area code)



Item 5.  Other Events


Attached hereto as Exhibit 99 is the Business Segment Analysis for Kimberly-Clark Corporation and its subsidiaries for the three months and year ended December 31, 1996.


                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                KIMBERLY-CLARK CORPORATION



Date:   February 20, 1997                   By:  /s/ John W. Donehower
                                                 -------------------------
                                                 John W. Donehower
                                                 Senior Vice President and
                                                 Chief Financial Officer


                         EXHIBIT INDEX



    (99)            Business Segment Analysis for Kimberly-Clark
                    Corporation and its subsidiaries for the three months and year ended December 31, 1996